John Hancock Funds III

John Hancock Small Company Fund
Supplement dated January 26, 2018 to the current prospectus, as may be supplemented

The shareholder meeting of the John Hancock Small Company Fund (“Small Company Fund”), originally scheduled to take place on January 26, 2018, has been adjourned.  The shareholder meeting is now expected to take place on or about February 16, 2018 at 10:00 A.M.  If the proposal to approve an Agreement and Plan of Reorganization (the “Reorganization”) between the Small Company Fund, a series of John Hancock Funds III, and John Hancock Small Cap Core Fund, a series of John Hancock Investment Trust, is approved by shareholders of the Small Company Fund at the shareholder meeting, then the Reorganization would occur on or about March 9, 2018.

You should read this Supplement in conjunction with the Prospectus and retain it for future reference.